                     SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant                            (X)
Filed by a Party other than the Registrant         ( )

Check the appropriate box:

(   )       Preliminary Proxy Statement
(   )       Confidential, for Use of the Commission Only (as
            permitted by Rule 14a-6(e)(2))
( X )       Definitive Proxy Statement
(   )       Definitive Additional Materials
(   )       Soliciting Material Pursuant to Section 240.14a-11(c) or
            Section 240.14a-12

                     COPPER VALLEY MINERALS LTD.
          ------------------------------------------------
          (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

( X )   No fee required
(   )   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
        and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)     Proposed maximum aggregate value of transaction:

5)     Total fee paid:

(   )  Fee paid previously with preliminary materials.


(   )  Check box if any part of the fee is offset as provided by
       Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)     Amount Previously Paid:
2)     Form, Schedule or Registration Statement No.:
3)     Filing Party:
4)     Date Filed:

                      COPPER VALLEY MINERALS LTD.
                           2060 Gisby Street
              West Vancouver, British Columbia   V7V 4N3


                                                December ___, 2000

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Copper Valley Minerals Ltd., which will be held on December ___, 2000 at ____ _.m., Pacific Standard Time at 2060
Gisby Street, West Vancouver, British Columbia  V7V 4N3.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage-paid envelope. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.



                                Sincerely,

                                /s/ J. Stephen Barley

                                J. Stephen Barley
                                President

                     COPPER VALLEY MINERALS LTD.
              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         December ___, 2000

To the Shareholders:

Notice is Hereby Given that the Annual Meeting of the holders of shares of Common Stock of Copper Valley Minerals Ltd. (the "Common Stock") will be held at 2060 Gisby Street, West Vancouver, British Columbia V7V 4N3 on December ____, 2000 at ____ _.m., Pacific Standard Time, for the following purposes:

1.  To elect directors.

2. To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on December 1, 2000 are entitled to notice of, and to vote at, this meeting.

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   J. Stephen Barley, President

December ___, 2000

                            IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                   COPPER VALLEY MINERALS LTD.
                       2060 Gisby Street
                West Vancouver, British Columbia
                            V7V 4N3


                                                   December___, 2000


              PROXY STATEMENT FOR ANNUAL MEETING
                        OF SHAREHOLDERS
                 TO BE HELD DECEMBER ___, 2000

This Proxy Statement, which was first mailed to shareholders on or about December ___, 2000, is furnished in connection with the solicitation of proxies by the Board of Directors of Copper Valley Minerals Ltd. (the "Company"), to be voted at the annual meeting of the shareholders of the Company (the "Annual Meeting"), which will be held at ____ _.m. on December ___, 2000, at 2060 Gisby Street, West Vancouver, British Columbia V7V 4N3 for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby, by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting or by executing another proxy dated as of a later date. The cost of solicitation of proxies is to be borne by the Company.

Shareholders of record at the close of business on December 1, 2000 will be entitled to vote at the meeting on the basis of one vote for each share held. On December 1, 2000, there were 2,033,000 shares of common stock outstanding, held of record by 47 shareholders.

The deadline for submittals of shareholder proposals for the next regularly scheduled annual meeting will be not less than 120 days prior to the release date of the proxy materials as received at the Company's principal offices by that date. A shareholder proposal submitted outside the processes of SEC Regulation Section 240.14a-8 will be considered untimely if received at the principal offices of the Company on or after 45 days prior to the Company's release of its proxy statement to shareholders.

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON.

                             MEETING

PLACE, DATE AND TIME

The Annual Meeting will be held at 2060 Gisby Street, West
Vancouver, British Columbia V7V 4N3 on December ___, 2000 at ____ _.m. Pacific Standard Time.

RECORD DATE; SOLICITATION OF PROXIES

The Board of Directors of the Company (the "Board") has fixed the close of business on December 1, 2000 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. At the Record Date, there were 2,033,000 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting held by approximately 47 holders of record. Holders of Common Stock are entitled to one vote at the Annual Meeting for each share of Common Stock held of record at the Record Date.

In addition to the solicitation of proxies by use of the mails, proxies may also be solicited by the Company and its directors, officers and employees (who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. The Company will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of Common Stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. The Company will bear the costs of the Annual Meeting and of soliciting proxies therefor, including the cost of printing and mailing this Proxy Statement and related materials. The Company has spent approximately $2,500 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that the Company will spend an additional $2,500 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding the Company's proxies and related materials may be directed in writing to the Corporate Secretary of the Company, J. Stephen Barley, at 2060
Gisby Street, West Vancouver, British Columbia  V7V 4N3.

PURPOSE OF THE ANNUAL MEETING

At the Annual Meeting, holders of Common Stock of the Company will be asked to elect directors.

VOTE REQUIRED

One Percent (1%) of the issued and outstanding shares of Common Stock entitled to vote as of the Record Date, represented in person or by proxy, is required for a quorum at the Annual Meeting. The nominees receiving the two highest number of votes will be elected to the board of directors. Abstentions may be specified and will be counted as present for the purpose of determining the existence of a quorum.

Shares of Common Stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted FOR the nominees for the Board named herein, and in the discretion of the persons named in the proxy as proxy appointees, as to any other matter that may properly come before the Annual Meeting (of which the Company is not presently aware). Shares represented by proxies that have voted against the propositions presented at the meeting can not be used to postpone or adjourn the meeting in order to solicit more votes for the proposition.

Brokers who hold shares in a street name have the authority to vote when they have not received instructions from the beneficial owners. Brokers who do not receive instructions but who are present, in person or by proxy, at the Annual Meeting will be counted as present for quorum purposes.

It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the Annual Meeting.

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the Corporate Secretary of the Company an instrument revoking the proxy; (2) returning a duly executed proxy bearing a later date; or (3) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not by itself constitute revocation of a proxy. There are no dissenters rights or remedies for shareholders who do not agree with the outcome of the vote on the issues to be brought at this Annual Meeting.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE
INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED
PROXY IN THE ACCOMPANYING PREPAID ENVELOPE.


                    ELECTION OF DIRECTORS

Two directors are to be elected at the Annual Meeting, to hold office for one year until the next annual meeting of shareholders, and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

NOMINEES

J. Stephen Barley
Geoffrey N. Goodall

Mr. J. Stephen Barley (Age 44), President, Secretary, Treasurer & Director, Copper Valley Minerals Ltd. Mr. Barley received his Bachelor of Commerce degree from the Mount Allison University in New Brunswick, Canada in 1979. He received his law degree from Dalhousie University in Nova Scotia, Canada in 1982. Mr. Barley practiced as a lawyer with Casey & O'Neill and successor firms from 1984 to 1991. Mr. Barley practiced as a lawyer with J. Stephen Barley Law Corporation from 1992 to 1997. Mr. Barley specialized in the areas of corporate and securities law during the time of his private practice as a lawyer with Casey & O'Neill and J. Stephen Barley Law Corporation. Mr. Barley's clients included a number of publicly traded companies involved in the business of mineral exploration. Mr. Barley has been involved as a corporate finance consultant and as a director and investor in several private business ventures since 1997. Mr. Barley is a member in good standing of the Law Society of British Columbia and the Law Society of Alberta.

Mr. Geoffrey N. Goodall (Age 38), Director of Copper Valley Minerals Ltd. Mr. Goodall received his Bachelor of Science, Geology, from the University of British Columbia in 1984. Mr. Goodall is a member of the Association of Professional Engineers and Geoscientists of British Columbia and is a fellow of the Geological Association of Canada. Mr. Goodall worked as a geologist with Fox Geological Services Inc. of Vancouver, British Columbia, Canada from May, 1984 to May, 1997. Mr. Goodall's responsibilities as a geologist with Fox Geological Services Inc. increased throughout this period from conducting geological field surveys to senior geologist in charge of project management. Mr. Goodall's experience covers all aspects of mineral exploration from concept design and implementation of reconnaissance exploration to detailed drilling and preliminary ore reserve calculations. Mr. Goodall was Vice-President, Exploration of Leigh Resources Corporation of Vancouver, British Columbia, Canada from June, 1997 to September, 1998. Leigh Resources Corporation is a public company, the shares of which are traded on the Vancouver Stock Exchange. Mr. Goodall was responsible for the design, implementation, and supervision of mineral exploration projects for Leigh Resources. Mr. Goodall worked with Homestake Mining Inc. of San Francisco, California from September to December, 1998. Mr. Goodall's work with Homestake was as a contract geologist and duties included a review of exploration programs and operations of Homestake Mining in Bulgaria.

INFORMATION REGARDING THE BOARD

The Company's Board of Directors (the "Board") has an executive committee consisting of one member, J. Stephen Barley. The executive committee may have and exercise during the intervals between the meetings of the Board all the powers vested in the Board except the power to fill vacancies, the power to change the membership of, or fill vacancies in, the executive committee or any other committee of the Board. The Board does not have standing audit, nominating and compensation committees. All directors attended 75% or more of the aggregate number of Board meetings. The current Board includes J. Stephen Barley and Geoffrey N. Goodall.

The following table sets forth certain information as to the
Company's officers and directors for its fiscal year ended April
30, 2000.    No other compensation was paid to any such officer or
directors other than the cash compensation set forth below.

                    Summary Compensation Table

                                          Long Term Compensation
                                          ----------------------

                   Annual Compensation    Awards              Payouts
                   -------------------    ----------          -------
                                    Other Restricted                  All
                                   Annual Stock      Options/* LTIP   Other
Name  Title      Year Salary Bonus Compen- Awarded   SARs (#) pay-    Compen-
                                   sation                     outs($) sation
----  ---------  ---- ------ ----- ------ ---------- -------  ------- -------
J.    President  2000  $9,000 $   0 $    0      0        0         0      0
Stephen Director
Barley

Geoffrey
Goodall Director 2000  $    0 $   0 $    0      0        0         0      0


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The following persons have failed to file, on a timely basis, the identified reports required by section 16(a) of the Exchange Act during the most recent fiscal year.

--------------------------------------------------------------------------
                                                            Known Failures
                                Number      Transactions    To File a
                                of Late     Not Timely      Required
Name and Principal Position     Reports     Reported        Form
--------------------------------------------------------------------------
J. Stephen Barley, President       2            0           None
Secretary and Treasurer

Geoffrey N. Goodall, Director      2            0           None
--------------------------------------------------------------------------

       THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE NAMED NOMINEES.

                 MARKET PRICES AND DIVIDEND INFORMATION

The Common Stock of the Company has been approved for trading on the NASD over the counter bulletin board under the symbol "CVMN".
There have been no trades of the Company's common stock on the NASD over the counter bulletin board to date.

The Company has not previously declared or paid any dividends on its common stock and does not anticipate declaring any dividends in the foreseeable future.

  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of December 1, 2000, based on information obtained from the persons named below, with respect to the beneficial ownership of the Common Stock by (i) each person known by the Company to own beneficially 5% or more of the Common Stock, (ii) each director and officer and (iii) all directors and officers as a group:

                                              Amount of
Title of      Name and Address                Beneficial  Percent
Class         of Beneficial Owner             Ownership   of class
------------  ------------------------------  ----------  --------
Common Stock  J. Stephen Barley               1,200,000   59.0%
              2060 Gisby Street
              West Vancouver, BC
              Canada  V7V 4N3

Common Stock  Geoffrey N. Goodall                   NIL    NIL%
              1315 Arborlynn Drive
              North Vancouver, BC
              Canada V7J 2V6

Common Stock  Directors and Officers          1,200,000   59.0%
              As a Group

The percentage of shares owned by each of the above persons is based on a total of 2,033,000 shares of the Company's common stock issued and outstanding as of December 1, 2000.

                     INDEPENDENT ACCOUNTANTS

Upon appointment by the Board, Morgan & Company, independent public accountants, audited and reported on the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended April 30, 2000. Such financial statements can be found in the Company's Form10KSB filed on July 26, 2000. Representatives of Morgan & Company are not expected to be present at the Annual Meeting.

                         OTHER MATTERS

The Board, as of December 1, 2000 was not aware of any matters to be presented for action at the Annual Meeting other than the election of directors, and do not intend to bring any other matters before the Annual Meeting. If any other matters properly come before the meeting, however, or any adjournment thereof, the person or persons voting the proxies will vote in accordance with their best judgment.

By Order of the Board of Directors
of Copper Valley Minerals Ltd.

/s/ J. Stephen Barley
_______________________________
J. Stephen Barley
President and Chief Executive Officer

                   COPPER VALLEY MINERALS LTD.
                              PROXY

FOR ANNUAL MEETING OF THE SHAREHOLDERS OF COPPER VALLEY MINERALS LTD.
    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints J. Stephen Barley with full power of substitution as proxy to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at 2060 Gisby Street, West Vancouver, British Columbia V7V 4N3 , on December ___, 2000 at _____ _.m. Pacific Standard Time, and at any adjournments thereof.

Please mark your votes as indicated   [X]
Total Number of Shares Held: ______________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

1.  Election of directors: J. Stephen Barley, Geoffrey N. Goodall

                       FOR Election       NOT FOR Election
                       of directors          of directors
                          [_]                    [_]

   Except vote withheld from following nominee listed above.

   ___________________________

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


Signature(s)                           Dated:  ________________, 2000



___________________________			___________________________